SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED JULY 22, 2004


--------------------------------------------------------------------------------


                             COLLATERAL INFORMATION

                           $420,000,000 (APPROXIMATE)



                            [IRWIN HOME EQUITY LOGO]



                       IRWIN HOME EQUITY LOAN TRUST 2004-1
                  HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
                                     ISSUER

                       CREDIT SUISSE FIRST BOSTON MORTGAGE
                                ACCEPTANCE CORP.
                                    DEPOSITOR

                       IRWIN UNION BANK AND TRUST COMPANY
                           SELLER AND MASTER SERVICER

                          IRWIN HOME EQUITY CORPORATION
                                   SUBSERVICER

                                  JULY 22, 2004

--------------------------------------------------------------------------------


   CREDIT SUISSE FIRST BOSTON                    BEAR, STEARNS & CO. INC.
         LEAD MANAGER                                  CO-MANAGER

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

DISCLAIMER

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Notes. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Notes has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 2

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

COLLATERAL SUMMARY

Irwin Home Equity Loan Trust 2004-1 will consist of two groups of mortgage loans, Loan Group I and Loan Group II.

LOAN GROUP I will consist of (i) adjustable-rate home equity lines of credit, with combined loan-to-value ratios up to 100% secured by first or second mortgages or deeds of trust on residential properties; and (ii) adjustable-rate home equity lines of credit, with combined loan-to-value ratios up to 125% secured by second mortgages or deeds of trust on residential properties.

After the closing date and the pre-funding period, the principal balance of the mortgage loans in loan group I will be approximately $310,696,145.93.

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                          NUMBER OF    UNPAID BALANCE OF   OUTSTANDING AS OF THE
PROGRAM TYPE         MORTGAGE LOANS       MORTGAGE LOANS            CUT-OFF DATE
--------------------------------------------------------------------------------
HELOC                         3,621      $172,764,411.26                  62.44%
HELOC125                      1,876       103,931,734.67                   37.56
--------------------------------------------------------------------------------
TOTAL:                        5,497      $276,696,145.93                 100.00%
--------------------------------------------------------------------------------

LOAN GROUP II will include fixed-rate mortgage loans which consist of (i) closed-end home equity loans with combined loan-to-value ratios up to 100% secured by first mortgages or deeds of trust on residential properties; (ii) closed-end home equity loans with combined loan-to-value ratios generally up to 100% secured by first or second mortgages or deeds of trust on residential properties; and (iii) closed-end home equity loans with combined loan-to-value ratios generally up to 125% secured by second mortgages or deeds of trust on residential properties.

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                          NUMBER OF    UNPAID BALANCE OF   OUTSTANDING AS OF THE
PROGRAM TYPE         MORTGAGE LOANS       MORTGAGE LOANS            CUT-OFF DATE
--------------------------------------------------------------------------------
FIRST                            67       $11,917,976.53                  10.87%
HEL                             450        22,245,945.14                   20.29
HEL125                        1,298        75,475,620.92                   68.84
--------------------------------------------------------------------------------
TOTAL:                        1,815      $109,639,542.59                 100.00%
--------------------------------------------------------------------------------

[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 3

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

GROUP I MORTGAGE LOANS

Combined Group I (HELOC/HELOC 125)
----------------------------------

TOTAL NUMBER OF LOANS:                                                     5,497

TOTAL OUTSTANDING LOAN BALANCE:                                  $276,696,145.93

AVERAGE LOAN PRINCIPAL BALANCE:                                       $50,335.85

WA COUPON:                                                                8.441%

                                                     Index:                Prime
                                                     Reset:              Monthly

WA MARGIN:                                                                4.442%

WA UTILIZATION:                                                          96.049%

WA REMAINING TERM TO
  MATURITY (MONTHS):                                                         235

WA ORIGINAL TERM TO STATED
  MATURITY (MONTHS):                                                         240

WA FICO:                                                                     684

WA LTV                                                                    28.25%

WA CLTV:                                                                 101.67%

WA DEBT-TO-INCOME:                                                        39.73%

LIEN POSITION:                                       1(st):                2.17%
                                                     2(nd):               97.83%

PROPERTY TYPE:                      Single-Family Dwelling:               73.59%
                                                        PUD               20.44%
                                                      Condo                5.61%
                                                      Other                0.36%

OCCUPANCY STATUS:                           Owner Occupied:               99.22%

GEOGRAPHIC DISTRIBUTION:                     Top 3 States %            CA 29.03%
                                                                        WA 8.11%
                                                                        MD 7.25%

CREDIT QUALITY:                                  Excellent:               82.92%
(per Irwin's Guidelines)                          Superior:               13.28%
                                                      Good:                3.79%

PREPAYMENT PENALTY:                  No Prepayment Penalty:                4.01%

--------------------------------------------------------------------------------

[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 4

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

GROUP I MORTGAGE LOANS
HELOC
-----

--------------------------------------------------------------------------------

TOTAL NUMBER OF LOANS:                                                     3,621

TOTAL OUTSTANDING LOAN BALANCE:                                  $172,764,411.26

AVERAGE LOAN PRINCIPAL BALANCE:                                        47,711.80

WA COUPON:                                                                6.999%

                                                     Index:                Prime
                                                     Reset:              Monthly

WA UTILIZATION:                                                          94.915%

WA MARGIN:                                                                2.999%

WA REMAINING TERM TO MATURITY
  (MONTHS):                                                                  236

WA ORIGINAL TERM TO STATED
  MATURITY (MONTHS):                                                         240

WA FICO:                                                                     676

WA LTV                                                                    24.81%

WA CLTV:                                                                  90.98%

WA DEBT-TO-INCOME:                                                        39.89%

LIEN POSITION:                                         1st:                3.48%
                                                       2nd:               96.52%

PROPERTY TYPE:                      Single-Family Dwelling:               73.09%
                                                        PUD               20.66%
                                                      Condo                5.82%
                                                      Other                0.42%

OCCUPANCY STATUS:                           Owner Occupied:               98.75%

GEOGRAPHIC DISTRIBUTION:                     Top 3 States %            CA 35.72%
                                                                        FL 7.65%
                                                                        MD 6.74%

CREDIT QUALITY:                                  Excellent:               79.56%
(per Irwin's Guidelines)                          Superior:               15.01%
                                                      Good:                5.43%

PREPAYMENT PENALTY:                  No Prepayment Penalty:                5.16%

--------------------------------------------------------------------------------

[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 5

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

GROUP I MORTGAGE LOANS
HELOC 125
---------

--------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS:                                                     1,876

TOTAL OUTSTANDING LOAN BALANCE:                                  $103,931,734.67

AVERAGE LOAN PRINCIPAL BALANCE:                                       $55,400.71

WA COUPON:                                                               10.839%

WA MARGIN:                                                                6.840%

                                                     Index:                Prime
                                                     Reset:              Monthly

WA UTILIZATION:                                                          97.934%

WA REMAINING TERM TO
  MATURITY (MONTHS):                                                         233

WA ORIGINAL TERM TO STATED
  MATURITY (MONTHS):                                                         240

WA FICO:                                                                     696

WA LTV                                                                    33.97%

WA CLTV:                                                                 119.44%

WA DEBT-TO-INCOME:                                                        39.47%

LIEN POSITION:                                         1st:                    -
                                                       2nd:              100.00%

PROPERTY TYPE:                      Single-Family Dwelling:               74.41%
                                                        PUD               20.08%
                                                      Condo                5.27%
                                                      Other                0.25%

OCCUPANCY STATUS:                           Owner Occupied:              100.00%

GEOGRAPHIC DISTRIBUTION:                     Top 3 States %            CA 17.90%
                                                                       WA 12.38%
                                                                       AZ 11.58%

CREDIT QUALITY:                                  Excellent:               88.52%

(per Irwin's Guidelines)                          Superior:               10.41%
                                                      Good:                1.07%

PREPAYMENT PENALTY:                  No Prepayment Penalty:                2.09%

--------------------------------------------------------------------------------

[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 6

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                            PRODUCT TYPE OF GROUP I

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                          NUMBER OF   UNPAID BALANCE OF    OUTSTANDING AS OF THE
PROGRAM TYPE         MORTGAGE LOANS      MORTGAGE LOANS             CUT-OFF DATE
--------------------------------------------------------------------------------
HELOC                         3,621     $172,764,411.26                   62.44%
HELOC125                      1,876      103,931,734.67                    37.56
--------------------------------------------------------------------------------
TOTAL:                        5,497     $276,696,145.93                  100.00%
--------------------------------------------------------------------------------

                            LIEN POSITION OF GROUP I

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                          NUMBER OF   UNPAID BALANCE OF    OUTSTANDING AS OF THE
LIEN POSITION        MORTGAGE LOANS      MORTGAGE LOANS             CUT-OFF DATE
--------------------------------------------------------------------------------
1st                              65       $6,003,651.32                    2.17%
2nd                           5,432      270,692,494.61                    97.83
--------------------------------------------------------------------------------
TOTAL:                        5,497     $276,696,145.93                  100.00%
--------------------------------------------------------------------------------

[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 7

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------


                    COMBINED LOAN-TO-VALUE RATIOS OF GROUP I

                                                            PERCENT OF AGGREGATE
COMBINED                                                       PRINCIPAL BALANCE
LOAN-TO-VALUE               NUMBER OF   UNPAID BALANCE OF  OUTSTANDING AS OF THE
RATIO (%)              MORTGAGE LOANS      MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
5.01 - 10.00                        1          $44,994.88                  0.02%
10.01 - 15.00                       4          109,159.04                   0.04
15.01 - 20.00                       3           98,719.47                   0.04
20.01 - 25.00                      10          402,341.79                   0.15
25.01 - 30.00                       6          229,062.54                   0.08
30.01 - 35.00                      14          744,298.21                   0.27
35.01 - 40.00                      13          415,697.56                   0.15
40.01 - 45.00                      10          290,217.42                   0.10
45.01 - 50.00                      27        1,009,125.93                   0.36
50.01 - 55.00                      30        1,195,280.29                   0.43
55.01 - 60.00                      45        1,510,051.16                   0.55
60.01 - 65.00                      59        2,349,990.51                   0.85
65.01 - 70.00                      84        3,440,325.93                   1.24
70.01 - 75.00                     130        5,368,711.51                   1.94
75.01 - 80.00                     267       11,461,695.73                   4.14
80.01 - 85.00                     276       12,349,678.18                   4.46
85.01 - 90.00                     499       22,614,524.51                   8.17
90.01 - 95.00                     462       21,044,622.32                   7.61
95.01 - 100.00                  1,665       85,249,878.86                  30.81
100.01 - 105.00                    96        4,814,820.44                   1.74
105.01 - 110.00                   152        7,170,173.12                   2.59
110.01 - 115.00                   233       12,890,491.08                   4.66
115.01 - 120.00                   324       18,505,131.63                   6.69
120.01 - 125.00                 1,087       63,387,153.82                  22.91
--------------------------------------------------------------------------------
TOTAL:                          5,497     $276,696,145.93                100.00%
--------------------------------------------------------------------------------

The minimum and maximum combined loan-to-value ratios of the Loans as of the Statistical Calculation Date are approximately 9.27% and 125.00%, respectively, and the weighted average combined loan-to-value ratio as of the Statistical Calculation Date of the Loans is approximately 101.67%. The "combined loan-to-value ratio" of a Group Loan as of the Statistical Calculation Date is the ratio, expressed as a percentage, equal to the sum of any outstanding first and senior mortgage balance, if any, as of the date of origination of the related Mortgage Loan plus the credit limit of such Mortgage Loan as of the date of origination divided by the appraised value of the mortgaged property at origination.


[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 8

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                          PRINCIPAL BALANCES OF GROUP I

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                              NUMBER OF  UNPAID BALANCE OF OUTSTANDING AS OF THE
PRINCIPAL BALANCE ($)    MORTGAGE LOANS     MORTGAGE LOANS          CUT-OFF DATE
--------------------------------------------------------------------------------
0.01 - 25,000.00                  1,319     $24,421,343.21                 8.83%
25,000.01 - 50,000.00             2,181      82,297,484.08                 29.74
50,000.01 - 75,000.00             1,124      69,557,402.45                 25.14
75,000.01 - 100,000.00              511      45,714,558.29                 16.52
100,000.01 - 150,000.00             232      28,725,483.48                 10.38
150,000.01 - 200,000.00              89      15,470,562.33                  5.59
200,000.01 - 250,000.00              22       4,926,887.76                  1.78
250,000.01 - 300,000.00              17       4,830,537.09                  1.75
300,000.01 - 350,000.00               1         333,387.24                  0.12
400,000.01 - 450,000.00               1         418,500.00                  0.15
--------------------------------------------------------------------------------
TOTAL:                            5,497    $276,696,145.93               100.00%
--------------------------------------------------------------------------------

The average unpaid principal balance of the Mortgage Loans as of the Statistical Calculation Date is $50,335.85


                       MORTGAGE INTEREST RATES OF GROUP I

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                           NUMBER OF   UNPAID BALANCE OF   OUTSTANDING AS OF THE
MORTGAGE RATES (%)    MORTGAGE LOANS      MORTGAGE LOANS            CUT-OFF DATE
--------------------------------------------------------------------------------
0.001 - 5.000                  1,032      $42,533,690.06                  15.37%
5.001 - 6.000                    477       23,983,326.45                    8.67
6.001 - 7.000                    570       29,753,122.89                   10.75
7.001 - 8.000                    477       24,468,358.26                    8.84
8.001 - 9.000                    469       26,197,519.51                    9.47
9.001 - 10.000                   658       37,929,118.11                   13.71
10.001 - 11.000                  710       39,343,595.19                   14.22
11.001 - 12.000                  562       27,359,193.15                    9.89
12.001 - 13.000                  382       18,330,323.53                    6.62
13.001 - 14.000                  126        5,637,619.69                    2.04
14.001 - 15.000                   26          878,766.77                    0.32
15.001 - 16.000                    7          233,169.78                    0.08
16.001 - 17.000                    1           48,342.54                    0.02
--------------------------------------------------------------------------------
TOTAL:                         5,497     $276,696,145.93                 100.00%
--------------------------------------------------------------------------------

The weighted average mortgage interest rate of the Mortgage Loans as of the Statistical Calculation Date is approximately 8.441% per annum.


[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 9

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                      MORTGAGED PROPERTIES SECURING GROUP I

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                              NUMBER OF  UNPAID BALANCE OF OUTSTANDING AS OF THE
PROPERTY TYPE            MORTGAGE LOANS     MORTGAGE LOANS          CUT-OFF DATE
--------------------------------------------------------------------------------
Single Family                     4,119    $203,608,239.63                73.59%
PUD                               1,003      56,568,577.06                 20.44
CONDO                               352      15,533,577.63                  5.61
Single Family -Attached               9         351,400.83                  0.13
2-4 UNITS                            14         634,350.78                  0.23
--------------------------------------------------------------------------------
TOTAL:                            5,497    $276,696,145.93               100.00%
--------------------------------------------------------------------------------

                      ORIGINAL TERM TO MATURITY OF GROUP I

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                             NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
ORIGINAL TERM (MONTHS)  MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
240                              5,497    $276,696,145.93                100.00%
--------------------------------------------------------------------------------
TOTAL:                           5,497    $276,696,145.93                100.00%
--------------------------------------------------------------------------------

The weighted average original term to maturity of the Mortgage Loans as of the Statistical Calculation Date is approximately 240 months.


                      REMAINING TERM TO MATURITY OF GROUP I

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                              NUMBER OF  UNPAID BALANCE OF OUTSTANDING AS OF THE
REMAINING TERM (MONTHS)  MORTGAGE LOANS     MORTGAGE LOANS          CUT-OFF DATE
--------------------------------------------------------------------------------
(greater than or equal
  to) 170                             1         $43,272.46                 0.02%
211 - 220                             6         375,979.87                  0.14
221 - 230                           816      43,867,356.09                 15.85
231 - 240                         4,674     232,409,537.51                 83.99
--------------------------------------------------------------------------------
TOTAL:                            5,497    $276,696,145.93               100.00%
--------------------------------------------------------------------------------

The weighted average remaining term to maturity of the Mortgage Loans as of the Statistical Calculation Date is approximately 235 months.


                         YEAR OF ORIGINATION OF GROUP I

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                          NUMBER OF    UNPAID BALANCE OF   OUTSTANDING AS OF THE
ORIGINATION DATE     MORTGAGE LOANS       MORTGAGE LOANS            CUT-OFF DATE
--------------------------------------------------------------------------------
2001                              1           $44,300.00                   0.02%
2002                              6           356,050.34                    0.13
2003                          2,291       121,361,644.66                   43.86
2004                          3,199       154,934,150.93                   55.99
--------------------------------------------------------------------------------
TOTAL:                        5,497      $276,696,145.93                 100.00%
--------------------------------------------------------------------------------

The earliest month and year of origination of any Mortgage Loan as of the Statistical Calculation Date is 11/30/2001 and the latest month and year of origination of any Mortgage Loan as of the Statistical Calculation Date is 6/30/2004.

[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 10

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                            OCCUPANCY TYPE OF GROUP I

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                             NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
OWNER OCCUPANCY         MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
OWNER OCCUPANCY                  5,454    $274,544,438.39                 99.22%
INVESTMENT PROPERTY                 43       2,151,707.54                   0.78
--------------------------------------------------------------------------------
TOTAL:                           5,497    $276,696,145.93                100.00%
--------------------------------------------------------------------------------

                            CREDIT QUALITY OF GROUP I

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                             NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
CREDIT QUALITY          MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
Excellent                        4,396    $229,449,757.66                 82.92%
Superior                           845      36,749,023.11                  13.28
Good                               256      10,497,365.16                   3.79
--------------------------------------------------------------------------------
TOTAL:                           5,497    $276,696,145.93                100.00%
--------------------------------------------------------------------------------

Credit grades run from Excellent to Superior to Good in descending order.


                       GEOGRAPHIC DISTRIBUTION OF GROUP I

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                            NUMBER OF   UNPAID BALANCE OF  OUTSTANDING AS OF THE
 STATE                 MORTGAGE LOANS      MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
California                      1,276      $80,314,515.68                 29.03%
Washington                        435       22,432,396.71                   8.11
Maryland                          384       20,069,863.05                   7.25
Florida                           394       17,240,612.25                   6.23
Colorado                          325       16,883,947.96                   6.10
Arizona                           348       16,803,467.21                   6.07
Illinois                          314       14,000,546.62                   5.06
Virginia                          219       11,129,225.47                   4.02
Pennsylvania                      225        9,073,062.94                   3.28
Ohio                              225        8,837,403.14                   3.19
Michigan                          191        8,505,809.19                   3.07
Oregon                            151        7,006,906.49                   2.53
Indiana                           189        6,779,751.67                   2.45
Other                             821       37,618,637.55                  13.60
--------------------------------------------------------------------------------
TOTAL:                          5,497     $276,696,145.93                100.00%
--------------------------------------------------------------------------------


[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 11

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                        DEBT-TO-INCOME RATIOS OF GROUP I

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                           NUMBER OF   UNPAID BALANCE OF   OUTSTANDING AS OF THE
DEBT TO INCOME (%)    MORTGAGE LOANS      MORTGAGE LOANS            CUT-OFF DATE
--------------------------------------------------------------------------------
0.001 - 5.000                      1          $29,472.62                   0.01%
5.001 - 10.000                     6          272,799.05                    0.10
10.001 - 15.000                   23        1,335,276.49                    0.48
15.001 - 20.000                   98        3,804,928.24                    1.38
20.001 - 25.000                  267       11,038,872.27                    3.99
25.001 - 30.000                  559       24,684,823.26                    8.92
30.001 - 35.000                  799       35,851,353.76                   12.96
35.001 - 40.000                1,015       49,797,925.98                   18.00
40.001 - 45.000                1,089       56,800,439.02                   20.53
45.001 - 50.000                1,495       83,302,457.14                   30.11
50.001 - 55.000                  145        9,777,798.10                    3.53
--------------------------------------------------------------------------------
TOTAL:                         5,497     $276,696,145.93                 100.00%
--------------------------------------------------------------------------------

The weighted average debt-to-income ratio of the Mortgage Loans as of the Statistical Calculation Date is approximately 39.73%.


                         PREPAYMENT PENALTY FOR GROUP I

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
PREPAYMENT PENALTY           NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
ORIGINAL TERM (MONTHS)  MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
No Prepayment Penalty              204     $11,086,798.75                  4.01%
24                                  22       1,129,395.62                   0.41
36                               2,139     121,041,874.64                  43.75
48                                  10         528,183.88                   0.19
60                               3,122     142,909,893.04                  51.65
--------------------------------------------------------------------------------
TOTAL:                           5,497    $276,696,145.93                100.00%
--------------------------------------------------------------------------------

                         DELINQUENCY STATUS FOR GROUP I

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
DELINQUENCY                 NUMBER OF   UNPAID BALANCE OF  OUTSTANDING AS OF THE
STATUS (DAYS)          MORTGAGE LOANS      MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
(greater than or
  equal to) 0                   5,292     $265,715,242.94                 96.03%
1 - 29                            205       10,980,902.99                   3.97
--------------------------------------------------------------------------------
TOTAL:                          5,497     $276,696,145.93                100.00%
--------------------------------------------------------------------------------

[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 12

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                             FICO SCORES OF GROUP I

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                           NUMBER OF   UNPAID BALANCE OF   OUTSTANDING AS OF THE
FICO                  MORTGAGE LOANS      MORTGAGE LOANS            CUT-OFF DATE
--------------------------------------------------------------------------------
580 - 599                        106       $5,276,754.32                   1.91%
600 - 619                        279       14,668,490.43                    5.30
620 - 639                        520       23,206,457.05                    8.39
640 - 659                        617       30,314,074.91                   10.96
660 - 679                      1,098       60,284,871.13                   21.79
680 - 699                        988       51,779,222.33                   18.71
700 - 719                        746       38,725,724.68                   14.00
720 - 739                        439       22,624,693.81                    8.18
740 - 759                        309       14,385,198.36                    5.20
760 - 779                        206        8,289,538.17                    3.00
780 - 799                        130        4,975,070.90                    1.80
800 (greater than
  or equal to)                    59        2,166,049.84                    0.78
--------------------------------------------------------------------------------
TOTAL:                         5,497     $276,696,145.93                 100.00%
--------------------------------------------------------------------------------

The weighted average FICO of the Group I Mortgage Loans as of the Statistical Calculation Date is approximately 684


              CREDIT LIMIT UTILIZATION RATES OF GROUP I COLLATERAL

                                                                  % OF AGGREGATE
CREDIT LIMIT                            PRINCIPAL BALANCE      PRINCIPAL BALANCE
UTILIZATION              NUMBER OF  OUTSTANDING AS OF THE  OUTSTANDING AS OF THE
RATE (%)            MORTGAGE LOANS           CUT-OFF DATE           CUT-OFF DATE
--------------------------------------------------------------------------------
0.001 - 10.000                  26            $128,269.31                  0.05%
10.001 - 20.000                 51             502,288.13                   0.18
20.001 - 30.000                 60             916,591.38                   0.33
30.001 - 40.000                 73           1,716,258.25                   0.62
40.001 - 50.000                100           2,761,247.53                   1.00
50.001 - 60.000                 87           2,699,496.51                   0.98
60.001 - 70.000                104           3,724,630.34                   1.35
70.001 - 80.000                150           6,010,377.11                   2.17
80.001 - 90.000                202           9,370,022.67                   3.39
90.001 - 100.000             4,644         248,866,964.70                  89.94
--------------------------------------------------------------------------------
TOTAL:                       5,497        $276,696,145.93                100.00%
--------------------------------------------------------------------------------

The weighted average credit limit utilization rate of the Group I collateral as of the Statistical Calculation Date is approximately 96.05%.

[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 13

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
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disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                      RATE FLOOR OF GROUP I MORTGAGE LOANS

                                                                  % OF AGGREGATE
                                         PRINCIPAL BALANCE     PRINCIPAL BALANCE
INTEREST RATE FLOOR        NUMBER OF OUTSTANDING AS OF THE OUTSTANDING AS OF THE
(%)                   MORTGAGE LOANS          CUT-OFF DATE          CUT-OFF DATE
--------------------------------------------------------------------------------
1.000 - 1.999                  523        $20,615,517.30                 7.45%
2.000 - 2.999                  484         20,670,835.72                  7.47
3.000 - 3.999                  474         23,783,457.71                  8.60
4.000 - 4.999                  574         29,347,144.00                 10.61
5.000 - 5.999                  477         25,151,593.81                  9.09
6.000 - 6.999                  441         24,106,829.07                  8.71
7.000 - 7.999                  623         35,934,301.62                 12.99
8.000 - 8.999                  714         40,083,206.30                 14.49
9.000 - 9.999                  584         28,899,317.33                 10.44
10.000 - 10.999                403         19,352,789.66                  6.99
11.000 - 11.999                159          7,313,672.09                  2.64
12.000 - 12.999                 32          1,108,377.09                  0.40
13.000 - 13.999                  8            280,761.69                  0.10
14.000 - 14.999                  1             48,342.54                  0.02
--------------------------------------------------------------------------------
TOTAL:                       5,497       $276,696,145.93               100.00%
--------------------------------------------------------------------------------

The weighted average rate floor of the Group I collateral as of the Statistical Calculation Date is approximately 6.476% per annum.


                     RATE CEILING OF GROUP I MORTGAGE LOANS

                                                                  % OF AGGREGATE
                                        PRINCIPAL BALANCE      PRINCIPAL BALANCE
                         NUMBER OF  OUTSTANDING AS OF THE  OUTSTANDING AS OF THE
RATE CEILING (%)    MORTGAGE LOANS           CUT-OFF DATE           CUT-OFF DATE
--------------------------------------------------------------------------------
11.000 - 11.999                523         $20,615,517.30                  7.45%
12.000 - 12.999                484          20,670,835.72                   7.47
13.000 - 13.999                474          23,783,457.71                   8.60
14.000 - 14.999                574          29,347,144.00                  10.61
15.000 - 15.999                477          25,151,593.81                   9.09
16.000 - 16.999                441          24,106,829.07                   8.71
17.000 - 17.999                623          35,934,301.62                  12.99
18.000 - 18.999                719          40,270,160.16                  14.55
19.000 - 19.999                583          28,849,617.26                  10.43
20.000 - 20.999                399          19,215,535.87                   6.94
21.000 - 21.999                159           7,313,672.09                   2.64
22.000 - 22.999                 32           1,108,377.09                   0.40
23.000 - 23.999                  8             280,761.69                   0.10
24.000 - 24.999                  1              48,342.54                   0.02
--------------------------------------------------------------------------------
TOTAL:                       5,497        $276,696,145.93                100.00%
--------------------------------------------------------------------------------

The weighted average rate ceiling of the Group I Mortgage Loans as of the Statistical Calculation Date is approximately 16.474% per annum.


[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 14

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                      MARGIN RATE OF GROUP I MORTGAGE LOANS

                                                                  % OF AGGREGATE
                                        PRINCIPAL BALANCE      PRINCIPAL BALANCE
                         NUMBER OF  OUTSTANDING AS OF THE  OUTSTANDING AS OF THE
MARGIN (%)          MORTGAGE LOANS           CUT-OFF DATE           CUT-OFF DATE
--------------------------------------------------------------------------------
(less than or
  equal to) -0.001             523         $20,615,517.30                  7.45%
0.000 - 0.499                  250          10,123,993.62                   3.66
0.500 - 0.999                  234          10,546,842.10                   3.81
1.000 - 1.499                  189           8,323,291.99                   3.01
1.500 - 1.999                  287          15,538,534.07                   5.62
2.000 - 2.499                  239          12,389,665.79                   4.48
2.500 - 2.999                  333          16,879,109.86                   6.10
3.000 - 3.499                  194          10,251,817.56                   3.71
3.500 - 3.999                  284          14,922,416.83                   5.39
4.000 - 4.499                  190          10,257,298.76                   3.71
4.500 - 4.999                  257          14,401,245.95                   5.20
5.000 - 5.499                  194          10,314,129.35                   3.73
5.500 - 5.999                  460          27,350,952.43                   9.88
6.000 - 6.499                  283          16,069,249.45                   5.81
6.500 - 6.999                  418          22,903,853.50                   8.28
7.000 - 7.499                  247          13,014,609.30                   4.70
7.500 - 7.999                  332          15,642,297.55                   5.65
8.000 - 8.499                  241          11,806,299.35                   4.27
8.500 - 8.999                  148           6,899,819.64                   2.49
9.000 - 9.499                  106           4,956,495.81                   1.79
9.500 - 9.999                   52           2,264,726.63                   0.82
10.000 - 10.499                 15             458,032.12                   0.17
10.500 - 10.999                 12             436,842.74                   0.16
11.000 - 11.499                  6             175,461.69                   0.06
11.500 - 11.999                  2             105,300.00                   0.04
12.000 - 12.499                  1              48,342.54                   0.02
--------------------------------------------------------------------------------
TOTAL:                       5,497        $276,696,145.93                100.00%
--------------------------------------------------------------------------------

The weighted average margin of the Group I collateral as of the Statistical Calculation Date is approximately 4.442% per annum.



[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 15

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
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disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

GROUP II MORTGAGE LOANS
Combined Group II (FIRST/HEL/HEL 125)
-------------------------------------

--------------------------------------------------------------------------------

TOTAL NUMBER OF LOANS:                                                     1,815

TOTAL OUTSTANDING LOAN BALANCE:                                  $109,639,542.59

AVERAGE LOAN PRINCIPAL BALANCE:                                       $60,407.46

WA COUPON:                                                               10.493%

WA REMAINING TERM TO MATURITY
   (MONTHS):                                                                 269

WA ORIGINAL TERM TO STATED
    MATURITY (MONTHS):                                                       273

WA FICO:                                                                     686

WA LTV                                                                    37.54%

WA CLTV:                                                                 112.88%

WA DEBT-TO-INCOME:                                                        42.58%

LIEN POSITION:                                           1st:             11.09%
                                                         2nd:             88.91%

PROPERTY TYPE:                        Single-Family Dwelling:             72.86%
                                                          PUD             24.10%
                                                        Condo              2.98%
                                                        Other              0.06%

OCCUPANCY STATUS:                             Owner Occupied:            100.00%

GEOGRAPHIC DISTRIBUTION:                       Top 3 States %          CA 13.76%
                                                                       FL 10.05%
                                                                        WA 6.48%

CREDIT QUALITY:                                    Excellent:             90.21%
(per Irwin's Guidelines)                            Superior:              7.96%
                                                        Good:              1.75%
                                                        Fair:              0.08%

PREPAYMENT PENALTY:                    No Prepayment Penalty:             15.40%

--------------------------------------------------------------------------------

[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 16

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

GROUP II MORTGAGE LOANS
FIRST
-----

--------------------------------------------------------------------------------

TOTAL NUMBER OF LOANS:                                                        67

TOTAL OUTSTANDING LOAN BALANCE:                                   $11,917,976.53

AVERAGE LOAN PRINCIPAL BALANCE:                                      $117,880.25

WA COUPON:                                                                6.157%

WA REMAINING TERM TO MATURITY
   (MONTHS):                                                                 345

WA ORIGINAL TERM TO STATED
   MATURITY (MONTHS):                                                        347

WA FICO:                                                                     698

WA LTV                                                                    81.18%

WA CLTV:                                                                  99.30%

WA DEBT-TO-INCOME:                                                        41.97%

LIEN POSITION:                                             1st:          100.00%
                                                           2nd:                -

PROPERTY TYPE:                          Single-Family Dwelling:           70.15%
                                                            PUD           29.85%
                                                          Condo                -
                                                          Other                -

OCCUPANCY STATUS:                               Owner Occupied:          100.00%

GEOGRAPHIC DISTRIBUTION:                         Top 3 States %        CA 26.37%
                                                                       MD 12.68%
                                                                       OH 11.45%

CREDIT QUALITY:                                      Excellent:           90.46%
(per Irwin's Guidelines)                              Superior:            6.09%
                                                          Good:            2.69%
                                                          Fair:            0.76%

PREPAYMENT PENALTY:                      No Prepayment Penalty:            1.11%

--------------------------------------------------------------------------------

[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 17

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

GROUP II MORTGAGE LOANS
HEL
---

--------------------------------------------------------------------------------

TOTAL NUMBER OF LOANS:                                                       450

TOTAL OUTSTANDING LOAN BALANCE:                                   $22,245,945.14

AVERAGE LOAN PRINCIPAL BALANCE:                                       $49,435.43

WA COUPON:                                                               10.977%

WA REMAINING TERM TO MATURITY
   (MONTHS):                                                                 253

WA ORIGINAL TERM TO STATED
   MATURITY (MONTHS):                                                        258

WA FICO:                                                                     656

WA LTV                                                                    24.85%

WA CLTV:                                                                  97.90%

WA DEBT-TO-INCOME:                                                        43.45%

LIEN POSITION:                                         1st:                1.09%
                                                       2nd:               98.91%

PROPERTY TYPE:                      Single-Family Dwelling:               77.70%
                                                        PUD               18.89%
                                                      Condo                3.10%
                                                      Other                0.31%

OCCUPANCY STATUS:                           Owner Occupied:              100.00%

GEOGRAPHIC DISTRIBUTION:                     Top 3 States %            CA 23.29%
                                                                        VA 9.80%
                                                                        FL 9.71%

CREDIT QUALITY:                                  Excellent:               79.07%
(per Irwin's Guidelines)                          Superior:               17.04%
                                                      Good:                3.88%

PREPAYMENT PENALTY:                  No Prepayment Penalty:               12.47%

--------------------------------------------------------------------------------

[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 18

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

GROUP II MORTGAGE LOANS
HEL 125
-------

--------------------------------------------------------------------------------

TOTAL NUMBER OF LOANS:                                                     1,298

TOTAL OUTSTANDING LOAN BALANCE:                                   $75,475,620.92

AVERAGE LOAN PRINCIPAL BALANCE:                                       $58,147.63

WA COUPON:                                                               11.035%

WA REMAINING TERM TO MATURITY
   (MONTHS):                                                                 261

WA ORIGINAL TERM TO STATED
   MATURITY (MONTHS):                                                        266

WA FICO:                                                                     694

WA LTV                                                                    34.39%

WA CLTV:                                                                 119.44%

WA DEBT-TO-INCOME:                                                        42.42%

LIEN POSITION:                                          1st:                   -
                                                        2nd:             100.00%

PROPERTY TYPE:                       Single-Family Dwelling:              71.85%
                                                         PUD              24.73%
                                                       Condo               3.42%
                                                       Other                   -

OCCUPANCY STATUS:                            Owner Occupied:             100.00%

GEOGRAPHIC DISTRIBUTION:                      Top 3 States %           FL 10.95%
                                                                        CA 8.97%
                                                                        CO 7.66%

CREDIT QUALITY:                                   Excellent:              93.46%
                                                   Superior:               5.58%
                                                       Good:               0.97%

PREPAYMENT PENALTY:                   No Prepayment Penalty:              18.52%

--------------------------------------------------------------------------------

[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 19

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                            PRODUCT TYPE OF GROUP II

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                       NUMBER OF     UNPAID BALANCE OF     OUTSTANDING AS OF THE
PROGRAM TYPE      MORTGAGE LOANS        MORTGAGE LOANS              CUT-OFF DATE
--------------------------------------------------------------------------------
FIRST                         67        $11,917,976.53                    10.87%
HEL                          450         22,245,945.14                     20.29
HEL125                     1,298         75,475,620.92                     68.84
--------------------------------------------------------------------------------
TOTAL:                     1,815       $109,639,542.59                   100.00%
--------------------------------------------------------------------------------

                            LIEN POSITION OF GROUP II

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                       NUMBER OF     UNPAID BALANCE OF     OUTSTANDING AS OF THE
LIEN POSITION     MORTGAGE LOANS        MORTGAGE LOANS              CUT-OFF DATE
--------------------------------------------------------------------------------
1st                           71        $12,160,261.55                    11.09%
2nd                        1,744         97,479,281.04                     88.91
--------------------------------------------------------------------------------
TOTAL:                     1,815       $109,639,542.59                   100.00%
--------------------------------------------------------------------------------

                    COMBINED LOAN-TO-VALUE RATIOS OF GROUP II

                                                            PERCENT OF AGGREGATE
COMBINED                                                       PRINCIPAL BALANCE
LOAN-TO-VALUE              NUMBER OF   UNPAID BALANCE OF   OUTSTANDING AS OF THE
RATIO (%)             MORTGAGE LOANS      MORTGAGE LOANS            CUT-OFF DATE
--------------------------------------------------------------------------------
40.01 - 45.00                      1         $159,807.76                   0.15%
45.01 - 50.00                      2          507,814.53                    0.46
50.01 - 55.00                      1          229,729.97                    0.21
70.01 - 75.00                      2          431,474.81                    0.39
75.01 - 80.00                      4        1,247,819.24                    1.14
80.01 - 85.00                      4          503,438.39                    0.46
85.01 - 90.00                      4          615,286.52                    0.56
90.01 - 95.00                     80        4,403,652.45                    4.02
95.01 - 100.00                   389       21,490,765.03                   19.60
100.01 - 105.00                   51        3,455,137.22                    3.15
105.01 - 110.00                  105        5,960,559.74                    5.44
110.01 - 115.00                  154        8,453,221.49                    7.71
115.01 - 120.00                  242       15,126,996.20                   13.80
120.01 - 125.00                  776       47,053,839.24                   42.92
--------------------------------------------------------------------------------
TOTAL:                         1,815     $109,639,542.59                 100.00%
--------------------------------------------------------------------------------

The minimum and maximum combined loan-to-value ratios of the Loans as of the Statistical Calculation Date are approximately 40.05% and 125.00%, respectively, and the weighted average combined loan-to-value ratio as of the Statistical Calculation Date of the Loans is approximately 112.88%. The "combined loan-to-value ratio" of a Group Loan as of the Statistical Calculation Date is the ratio, expressed as a percentage, equal to the sum of any outstanding first and senior mortgage balance, if any, as of the date of origination of the related Mortgage Loan plus the credit limit of such Mortgage Loan as of the date of origination divided by the appraised value of the mortgaged property at origination.


[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 20

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
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disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                         PRINCIPAL BALANCES OF GROUP II

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                              NUMBER OF UNPAID BALANCE OF  OUTSTANDING AS OF THE
PRINCIPAL BALANCE ($)    MORTGAGE LOANS    MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
0.01 - 25,000.00                    168     $3,525,200.97                  3.22%
25,000.01 - 50,000.00               716     27,682,419.65                  25.25
50,000.01 - 75,000.00               523     32,809,270.77                  29.92
75,000.01 - 100,000.00              267     23,641,896.58                  21.56
100,000.01 - 150,000.00              94     11,616,575.16                  10.60
150,000.01 - 200,000.00              25      4,327,896.08                   3.95
200,000.01 - 250,000.00              11      2,447,388.72                   2.23
250,000.01 - 300,000.00               6      1,579,476.31                   1.44
300,000.01 - 350,000.00               2        661,489.49                   0.60
350,000.01 - 400,000.00               1        374,559.73                   0.34
400,000.01 - 450,000.00               1        424,000.00                   0.39
500,000.01 - 550,000.00               1        549,369.13                   0.50
--------------------------------------------------------------------------------
TOTAL:                            1,815   $109,639,542.59                100.00%
--------------------------------------------------------------------------------

The average unpaid principal balance of the Mortgage Loans as of the Statistical Calculation Date is $60,407.46


                       MORTGAGE INTEREST RATES OF GROUP II

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                             NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
MORTGAGE RATES (%)      MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
0.001 - 5.000                        8      $1,574,279.18                  1.44%
5.001 - 6.000                       39       6,675,454.36                   6.09
6.001 - 7.000                       16       1,065,106.87                   0.97
7.001 - 8.000                       39       3,564,143.09                   3.25
8.001 - 9.000                       67       4,314,765.93                   3.94
9.001 - 10.000                     260      16,580,491.79                  15.12
10.001 - 11.000                    473      29,606,638.71                  27.00
11.001 - 12.000                    459      25,927,373.85                  23.65
12.001 - 13.000                    274      13,287,414.85                  12.12
13.001 - 14.000                    149       6,018,726.51                   5.49
14.001 - 15.000                     19         714,833.88                   0.65
15.001 - 16.000                      6         164,783.12                   0.15
16.001 - 17.000                      3          83,013.91                   0.08
17.001 - 18.000                      3          62,516.54                   0.06
--------------------------------------------------------------------------------
TOTAL:                           1,815    $109,639,542.59                100.00%
--------------------------------------------------------------------------------

The weighted average mortgage interest rate of the Mortgage Loans as of the Statistical Calculation Date is approximately 10.493% per annum.


[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 21

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                     MORTGAGED PROPERTIES SECURING GROUP II

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                               NUMBER OF UNPAID BALANCE OF OUTSTANDING AS OF THE
PROPERTY TYPE             MORTGAGE LOANS    MORTGAGE LOANS          CUT-OFF DATE
--------------------------------------------------------------------------------
Single Family                      1,349    $79,878,626.51                72.86%
PUD                                  391     26,425,950.80                 24.10
CONDO                                 73      3,266,092.86                  2.98
2-4 UNITS                              1         43,577.66                  0.04
Single Family -Attached                1         25,294.76                  0.02
--------------------------------------------------------------------------------
TOTAL:                             1,815   $109,639,542.59               100.00%
--------------------------------------------------------------------------------

                      ORIGINAL TERM TO MATURITY OF GROUP II

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                               NUMBER OF UNPAID BALANCE OF OUTSTANDING AS OF THE
ORIGINAL TERM (MONTHS)    MORTGAGE LOANS    MORTGAGE LOANS          CUT-OFF DATE
--------------------------------------------------------------------------------
60                                     1        $18,742.22                 0.02%
120                                   37      1,524,520.74                  1.39
180                                  456     20,368,237.92                 18.58
240                                  249     14,012,398.57                 12.78
300                                1,013     62,766,942.36                 57.25
360                                   59     10,948,700.78                  9.99
--------------------------------------------------------------------------------
TOTAL:                             1,815   $109,639,542.59               100.00%
--------------------------------------------------------------------------------

The weighted average original term to maturity of the Mortgage Loans as of the Statistical Calculation Date is approximately 273 months.


                     REMAINING TERM TO MATURITY OF GROUP II

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                              NUMBER OF  UNPAID BALANCE OF OUTSTANDING AS OF THE
REMAINING TERM (MONTHS)  MORTGAGE LOANS     MORTGAGE LOANS          CUT-OFF DATE
--------------------------------------------------------------------------------
(lesser than or
  equal to) 170                      70      $2,546,922.31                 2.32%
171 - 180                           424      19,364,578.57                 17.66
211 - 220                             2         153,759.24                  0.14
231 - 240                           248      13,919,202.31                 12.70
271 - 280                             7         277,027.41                  0.25
281 - 290                             2         124,491.15                  0.11
291 - 300                         1,003      62,304,860.82                 56.83
321 - 330                             1          90,721.44                  0.08
341 - 350                             3         416,128.11                  0.38
351 - 360                            55      10,441,851.23                  9.52
--------------------------------------------------------------------------------
TOTAL:                            1,815    $109,639,542.59               100.00%
--------------------------------------------------------------------------------

The weighted average remaining term to maturity of the Mortgage Loans as of the Statistical Calculation Date is approximately 269 months.


[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 22

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                         YEAR OF ORIGINATION OF GROUP II

                                                           PERCENT OF AGGREGATE
                                                              PRINCIPAL BALANCE
                            NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
ORIGINATION DATE       MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
1998                               10        $339,135.12                  0.31%
1999                               16         502,227.55                   0.46
2001                                1          90,721.44                   0.08
2002                               17         680,375.19                   0.62
2003                              434      23,823,948.10                  21.73
2004                            1,337      84,203,135.19                  76.80
--------------------------------------------------------------------------------
TOTAL:                          1,815    $109,639,542.59                100.00%
--------------------------------------------------------------------------------

The earliest month and year of origination of any Mortgage Loan as of the Statistical Calculation Date is 7/15/1998 and the latest month and year of origination of any Mortgage Loan as of the Statistical Calculation Date is 4/30/2004.


                           OCCUPANCY TYPE OF GROUP II

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                             NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
OWNER OCCUPANCY         MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
OWNER OCCUPANCY                  1,815    $109,639,542.59                100.00%
--------------------------------------------------------------------------------
TOTAL:                           1,815    $109,639,542.59                100.00%
--------------------------------------------------------------------------------

                           CREDIT QUALITY OF GROUP II

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                             NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
CREDIT QUALITY          MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
Excellent                        1,587     $98,908,427.83                 90.21%
Superior                           184       8,726,809.28                   7.96
Good                                43       1,913,584.04                   1.75
Fair                                 1          90,721.44                   0.08
--------------------------------------------------------------------------------
TOTAL:                           1,815    $109,639,542.59                100.00%
--------------------------------------------------------------------------------

Credit grades run from Excellent to Superior to Good in descending order.


[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 23

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                       GEOGRAPHIC DISTRIBUTION OF GROUP II

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                             NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
STATE                   MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
California                         166     $15,091,615.51                 13.76%
Florida                            200      11,017,729.64                  10.05
Washington                         124       7,108,569.39                   6.48
Pennsylvania                       124       6,923,529.87                   6.31
Colorado                           107       6,808,001.39                   6.21
Maryland                            99       6,763,080.91                   6.17
Virginia                           111       6,726,939.11                   6.14
Ohio                               102       5,593,445.72                   5.10
Arizona                             91       5,284,173.26                   4.82
Michigan                            81       4,341,096.98                   3.96
Oregon                              52       3,259,775.36                   2.97
Illinois                            44       2,850,145.23                   2.60
Georgia                             47       2,748,221.29                   2.51
Other                              467      25,123,218.93                  22.91
--------------------------------------------------------------------------------
TOTAL:                           1,815    $109,639,542.59                100.00%
--------------------------------------------------------------------------------


                        DEBT-TO-INCOME RATIOS OF GROUP II

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                             NUMBER OF  UNPAID BALANCE OF  OUTSTANDING AS OF THE
DEBT TO INCOME (%)      MORTGAGE LOANS     MORTGAGE LOANS           CUT-OFF DATE
--------------------------------------------------------------------------------
10.001 - 15.000                      1         $74,312.98                  0.07%
15.001 - 20.000                      7         566,441.80                   0.52
20.001 - 25.000                     32       1,622,639.19                   1.48
25.001 - 30.000                    111       5,763,608.50                   5.26
30.001 - 35.000                    217      12,022,828.81                  10.97
35.001 - 40.000                    337      18,278,677.59                  16.67
40.001 - 45.000                    407      25,511,729.07                  23.27
45.001 - 50.000                    365      24,252,136.25                  22.12
50.001 - 55.000                    338      21,547,168.40                  19.65
--------------------------------------------------------------------------------
TOTAL:                           1,815    $109,639,542.59                100.00%
--------------------------------------------------------------------------------

The weighted average debt-to-income ratio of the Mortgage Loans as of the Statistical Calculation Date is approximately 42.58%.


[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 24

IRWIN HOME EQUITY                                       [IRWIN HOME EQUITY LOGO]
HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-1
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                         PREPAYMENT PENALTY FOR GROUP II

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
PREPAYMENT PENALTY             NUMBER OF UNPAID BALANCE OF OUTSTANDING AS OF THE
ORIGINAL TERM (MONTHS)    MORTGAGE LOANS    MORTGAGE LOANS          CUT-OFF DATE
--------------------------------------------------------------------------------
No Prepayment Penalty                278    $16,882,435.82                15.40%
12                                     7        593,628.24                  0.54
24                                     2        167,351.09                  0.15
36                                 1,212     77,691,847.58                 70.86
48                                     8        443,993.00                  0.40
60                                   308     13,860,286.86                 12.64
--------------------------------------------------------------------------------
TOTAL:                             1,815   $109,639,542.59               100.00%
--------------------------------------------------------------------------------

                         DELINQUENCY STATUS FOR GROUP II

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
DELINQUENCY                    NUMBER OF UNPAID BALANCE OF OUTSTANDING AS OF THE
STATUS (DAYS)             MORTGAGE LOANS    MORTGAGE LOANS          CUT-OFF DATE
--------------------------------------------------------------------------------
(less than of
   equal to) 0                     1,633    $99,173,896.83                90.45%
1 - 29                               182     10,465,645.76                  9.55
--------------------------------------------------------------------------------
TOTAL:                             1,815   $109,639,542.59               100.00%
--------------------------------------------------------------------------------

                             FICO SCORES OF GROUP II

                                                            PERCENT OF AGGREGATE
                                                               PRINCIPAL BALANCE
                               NUMBER OF UNPAID BALANCE OF OUTSTANDING AS OF THE
FICO                      MORTGAGE LOANS    MORTGAGE LOANS          CUT-OFF DATE
--------------------------------------------------------------------------------
560 - 579                              1        $31,040.63                 0.03%
580 - 599                             18        973,390.55                  0.89
600 - 619                             56      2,462,845.51                  2.25
620 - 639                            130      6,285,020.33                  5.73
640 - 659                            100      6,689,494.42                  6.10
660 - 679                            569     32,765,761.26                 29.88
680 - 699                            421     26,238,301.61                 23.93
700 - 719                            275     18,074,274.57                 16.49
720 - 739                            138      8,009,723.35                  7.31
740 - 759                             72      4,945,316.83                  4.51
760 - 779                             18      1,149,016.09                  1.05
780 - 799                             14      1,495,995.73                  1.36
800 (greater than
  of equal to)                         3        519,361.71                  0.47
--------------------------------------------------------------------------------
TOTAL:                             1,815   $109,639,542.59               100.00%
--------------------------------------------------------------------------------

The weighted average FICO of the Mortgage Loans as of the Statistical Calculation Date is approximately 686.


[CREDIT SUISSE FIRST BOSTON LOGO]                         [BEAR STEARNS LOGO] 25